                                                                      EXHIBIT 25




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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|

                          ---------------------------

                              THE BANK OF NEW YORK

               (Exact name of trustee as specified in its charter)

New York                                                13-5160382
(State of incorporation                                 (I.R.S. employer
if not a U.S. national bank)                            identification no.)

One Wall Street, New York, N.Y.                         10286
(Address of principal executive offices)                (Zip code)

                           ---------------------------

                                O'Charley's Inc.
               (Exact name of obligor as specified in its charter)

Tennessee                                               62-1192475
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

3038 Sidco Drive
Nashville, Tennessee                                    37204
(Address of principal executive offices)                (Zip code)

                            AIR TRAVEL SERVICES, INC.
               (Exact name of obligor as specified in its charter)

Tennessee                                               62-1489922
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

3038 Sidco Drive
Nashville, Tennessee                                    37204
(Address of principal executive offices)                (Zip code)


                                    DFI, INC.
               (Exact name of obligor as specified in its charter)

Tennessee                                               62-1720174
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

3038 Sidco Drive
Nashville, Tennessee                                    37204
(Address of principal executive offices)                (Zip code)


                        O'CHARLEY'S FINANCE COMPANY, INC.
               (Exact name of obligor as specified in its charter)

Tennessee                                               74-2997021
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

3038 Sidco Drive
Nashville, Tennessee                                    37204
(Address of principal executive offices)                (Zip code)

                      O'CHARLEY'S MANAGEMENT COMPANY, INC.
               (Exact name of obligor as specified in its charter)

Tennessee                                               62-1720173
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

3038 Sidco Drive
Nashville, Tennessee                                    37204
(Address of principal executive offices)                (Zip code)


                     O'CHARLEY'S RESTAURANT PROPERTIES, LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                62-1720172
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

3038 Sidco Drive
Nashville, Tennessee                                    37204
(Address of principal executive offices)                (Zip code)


                        O'CHARLEY'S SERVICE COMPANY, INC.
               (Exact name of obligor as specified in its charter)

Tennessee                                               62-1795132
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

3038 Sidco Drive
Nashville, Tennessee                                    37204
(Address of principal executive offices)                (Zip code)

                          O'CHARLEY'S SPORTS BAR, INC.
               (Exact name of obligor as specified in its charter)

Alabama                                                 72-1368015
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

101 Southgate Drive
Pelham, Alabama                                         35124
(Address of principal executive offices)                (Zip code)


                                    OCI, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                51-0367532
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

300 Delaware Avenue, 9th Floor
Wilmington, Delaware                                    19801
(Address of principal executive offices)                (Zip code)


                                    OPI, INC.
               (Exact name of obligor as specified in its charter)

Colorado                                                74-3021441
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

3038 Sidco Drive
Nashville, Tennessee                                    37204
(Address of principal executive offices)                (Zip code)

                               99 COMMISSARY, LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                48-1289672
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

3038 Sidco Drive
Nashville, Tennessee                                    37204
(Address of principal executive offices)                (Zip code)


                               99 RESTAURANTS, LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                82-0573653
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

3038 Sidco Drive
Nashville, Tennessee                                    37204
(Address of principal executive offices)                (Zip code)


                          99 RESTAURANTS OF BOSTON, LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                82-0573657
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

3038 Sidco Drive
Nashville, Tennessee                                    37204
(Address of principal executive offices)                (Zip code)

                        99 RESTAURANTS OF MASSACHUSETTS,
                         A MASSACHUSETTS BUSINESS TRUST
               (Exact name of obligor as specified in its charter)

Massachusetts                                           82-0573656
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

160 Olympia Avenue
Woburn, Massachusetts                                   01801
(Address of principal executive offices)                (Zip code)


                         99 RESTAURANTS OF VERMONT, LLC
               (Exact name of obligor as specified in its charter)

Vermont                                                 82-0573655
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

3038 Sidco Drive
Nashville, Tennessee                                    37204
(Address of principal executive offices)                (Zip code)


                                  99 WEST, INC.
               (Exact name of obligor as specified in its charter)

Massachusetts                                           04-2580280
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

160 Olympia Avenue
Woburn, Massachusetts                                   01801
(Address of principal executive offices)                (Zip code)

                      STONEY RIVER MANAGEMENT COMPANY, INC.
               (Exact name of obligor as specified in its charter)


Delaware                                                74-2990687
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

3038 Sidco Drive
Nashville, Tennessee                                    37204
(Address of principal executive offices)                (Zip code)


                                STONEY RIVER, LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                30-0141495
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

3038 Sidco Drive
Nashville, Tennessee                                    37204
(Address of principal executive offices)                (Zip code)


                     STONEY RIVER LEGENDARY MANAGEMENT, L.P.
               (Exact name of obligor as specified in its charter)

Georgia                                                 36-4370600
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

3038 Sidco Drive
Nashville, Tennessee                                    37204
(Address of principal executive offices)                (Zip code)


                           ---------------------------

                      9% Senior Subordinated Notes due 2013
                       (Title of the indenture securities)

1.       GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE
         TRUSTEE:

         (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

-------------------------------------- -----------------------------------------

           Name                                      Address
-------------------------------------- -----------------------------------------
Superintendent of Banks of the State   2 Rector Street, New York, N.Y.  10006,
of New York                            and Albany, N.Y. 12203

Federal Reserve Bank of New York       33 Liberty Plaza, New York, N.Y.  10045

Federal Deposit Insurance Corporation  Washington, D.C.  20429

New York Clearing House Association    New York, New York   10005

         (B)      WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

         Yes.

2.       AFFILIATIONS WITH OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         None.

16.      LIST OF EXHIBITS.

         EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

         1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No.
                  33-29637.)

         4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

         6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE


         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 12th day of January, 2004.


                                   THE BANK OF NEW YORK


                                   By:  /S/       ROBERT A. MASSIMILLO
                                        -------------------------------------
                                         Name:    ROBERT A. MASSIMILLO
                                         Title:   VICE PRESIDENT

                                                                       EXHIBIT 7


                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business September 30, 2003, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                           Dollar Amounts
                                                                            In Thousands

ASSETS
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin ..........            $ 3,688,426
   Interest-bearing balances ...................................              4,380,259
Securities:
   Held-to-maturity securities .................................                270,396
   Available-for-sale securities ...............................             21,509,356
Federal funds sold in domestic offices .........................              1,269,945
Securities purchased under agreements to resell ................              5,320,737
Loans and lease financing receivables:
   Loans and leases held for sale ..............................                629,178
   Loans and leases, net of unearned income ..........38,241,326
   LESS: Allowance for loan and lease losses ............813,502
   Loans and leases, net of unearned income and allowance ......             37,427,824
Trading Assets .................................................              6,323,529
Premises and fixed assets (including capitalized leases) .......                938,488
Other real estate owned ........................................                    431
Investments in unconsolidated subsidiaries and
   associated companies ........................................                256,230
Customers' liability to this bank on acceptances
   outstanding .................................................                191,307
Intangible assets
   Goodwill ....................................................              2,562,478
   Other intangible assets .....................................                798,536
Other assets ...................................................              6,636,012
                                                                            -----------
Total assets ...................................................            $92,203,132
                                                                            ===========

LIABILITIES
Deposits:
   In domestic offices .........................................            $35,637,801
   Noninterest-bearing ...............................15,795,823
   Interest-bearing ..................................19,841,978
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs ....................................             23,759,599
   Noninterest-bearing ..................................599,397
   Interest-bearing ..................................23,160,202
Federal funds purchased in domestic offices ....................                464,907
Securities sold under agreements to repurchase .................                693,638
Trading liabilities ............................................              2,634,445
Other borrowed money:
   (includes mortgage indebtedness and obligations
   under capitalized leases) ...................................             11,168,402
Bank's liability on acceptances executed and
   outstanding .................................................                193,690
Subordinated notes and debentures ..............................              2,390,000
Other liabilities ..............................................              6,573,955
                                                                            -----------

Total liabilities ..............................................            $83,516,437
                                                                            ===========
Minority interest in consolidated subsidiaries .................                519,418


EQUITY CAPITAL
Perpetual preferred stock and related surplus ..................                      0
Common stock ...................................................              1,135,284
Surplus ........................................................              2,057,234
Retained earnings ..............................................              4,892,597
Accumulated other comprehensive income .........................                 82,162
Other equity capital components ................................                      0
                                                                            -----------
Total equity capital ...........................................              8,167,277
                                                                            -----------
Total liabilities minority interest and equity capital .........            $92,203,132
                                                                            ===========

         I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.


                                                        Thomas J. Mastro,
                                    Senior Vice President and Comptroller

         We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.


Thomas A. Renyi
Gerald L. Hassell
Alan R. Griffith                   Directors